                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A
                                AMENDMENT NO. 1

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 20, 1996



                       ADVANTAGE MARKETING SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)



        OKLAHOMA                       33-25701               33-0296193
(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
of incorporation)                                         Identification No.)


2601 NORTHWEST EXPRESSWAY, SUITE 1210W
       OKLAHOMA CITY, OKLAHOMA                                73112-7293
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (405) 842-0131

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to a Stock Purchase Agreement having an effective date of May 31, 1996 (the "Purchase Agreement"), the Advantage Marketing Systems, Inc. (the "Company") acquired all of the issued and outstanding capital stock of Miracle Mountain International, Inc., a Colorado corporation ("MMI"), and MMI became a wholly-owned subsidiary of the Company (the "MMI Acquisition"). The MMI Acquisition was closed on June 20, 1996. MMI is a multi-level marketer of various third-party manufactured nutritional supplement products. Pursuant to the Purchase Agreement and in connection with the MMI Acquisition, the Company issued and delivered to the shareholders of MMI 160,000 shares of Common Stock. In addition, the Company agreed to issue and deliver an additional 40,000 shares of Common Stock to the shareholders of MMI on or before December 17, 1996, pending determination of certain liabilities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS AND EXHIBITS.

         The following financial statements of Miracle Mountain International, Inc. are filed herewith and appear at the pages indicated:

MIRACLE MOUNTAIN INTERNATIONAL, INC. AUDITED FINANCIAL STATEMENTS:

         Independent Auditors' Report.................................................................   F-1
         Balance Sheet as of December 31, 1995........................................................   F-2
         Statement of Operations for the Year Ended December 31, 1995.................................   F-3
         Statement of Stockholders' Deficiency for the Year Ended December 31, 1995...................   F-4
         Statement of Cash Flows for the Year Ended December 31, 1995.................................   F-5
         Notes to Financial Statements for the Year Ended December 31, 1995...........................   F-6

MIRACLE MOUNTAIN INTERNATIONAL, INC. UNAUDITED FINANCIAL STATEMENTS:

         Balance Sheets as of March 31, 1996 and December 31, 1995 (Unaudited)........................   F-8
         Statements of Operations for the Three Months Ended March 31, 1996 and 1995 (Unaudited)......   F-9
         Statements of Cash Flows for the Three Months Ended March 31, 1996 and 1995 (Unaudited)......  F-10
         Notes to Financial Statements................................................................  F-11

         (b)  PRO FORMA FINANCIAL INFORMATION.

         The following financial statements of Miracle Mountain International, Inc. are filed herewith and appear at the pages indicated:

         Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1996..........................  F-12
         Unaudited Pro Forma Consolidated Statement of Operations for the Year
                 Ended December 31, 1995..............................................................  F-13
         Unaudited Pro Forma Consolidated Statement of Operations
                 for the Three Months Ended March 31, 1996............................................  F-14
         Notes to Unaudited Pro Forma Consolidated Financial Statements...............................  F-15

         (c) EXHIBITS.
             --------

         2.1 Stock Purchase Agreement having an effective date of May 31, 1996, between Advantage Marketing Systems, Inc., Miracle Mountain International, Inc., Richard Seaton, Gene Burson, Kaye Jennings, Daryl Burson, and James Rogers is incorporated by reference to
              Exhibit 4.13 of the Company's Amendment No. 1 to the Registration Statement on Form SB-2 (No.33-80629), as filed with the Commission on July 1, 1996.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADVANTAGE MARKETING SYSTEMS, INC.
                                   (Registrant)


                                   By: /s/ ROGER P. BARESEL
                                      ----------------------------------------
                                         Roger P. Baresel. President

Date: November 8, 1996

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Miracle Mountain International, Inc.
Colorado Springs, Colorado

We have audited the accompanying balance sheet of Miracle Mountain International, Inc. (the "Company") as of December 31, 1995 and the related statements of operations, stockholders' deficiency and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Miracle Mountain International, Inc. at December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                        DELOITTE & TOUCHE LLP

Oklahoma City, Oklahoma
June 21, 1996

MIRACLE MOUNTAIN INTERNATIONAL, INC.

BALANCE SHEET
DECEMBER 31, 1995
-------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:

  Cash......................................................   $   3,334
  Inventory.................................................       2,186
                                                               ---------
          Total current assets..............................       5,520

PROPERTY AND EQUIPMENT, net.................................      39,898

OTHER ASSETS................................................         725
                                                               ---------

TOTAL.......................................................   $  46,143
                                                               =========

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
  Accounts payable..........................................       1,558
  Accrued commissions.......................................      16,477
  Accrued payroll taxes.....................................       2,346
  Interest payable..........................................       1,318
  Notes payable to related parties..........................      62,418
                                                               ---------
          Total current liabilities.........................      84,117

STOCKHOLDERS' DEFICIENCY:
  Common stock - no par value; authorized 1,000,000 shares;
    issued and outstanding 200,000 shares...................      92,655
  Accumulated deficit.......................................    (130,629)
                                                               ---------

          Total stockholders' deficiency....................     (37,974)
                                                               ---------
TOTAL.......................................................   $  46,143
                                                               =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

MIRACLE MOUNTAIN INTERNATIONAL, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------


TOTAL REVENUE.........................  $ 277,366
                                        ---------

COSTS AND EXPENSES:
  Programs............................    103,217
  Selling.............................    145,650
  General and administrative..........    157,725
  Interest expense....................      1,403
                                        ---------

          Total expenses..............    407,995
                                        ---------

NET LOSS..............................  $(130,629)
                                        =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

MIRACLE MOUNTAIN INTERNATIONAL, INC.

STATEMENT OF STOCKHOLDERS' DEFICIENCY
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                   TOTAL
                                        COMMON   ACCUMULATED   STOCKHOLDERS'
                               SHARES   STOCK    DEFICIT        DEFICIENCY
                               -------  -------  -----------   -------------

BALANCE, JANUARY 1, 1995......       -  $     -   $        -    $          -

Capital contributions......... 200,000   92,655            -          92,655

Net loss for the year ended
  December 31, 1995...........       -        -     (130,629)       (130,629)
                               -------  -------  -----------    ------------

BALANCE, DECEMBER 31, 1995.... 200,000  $92,655    $(130,629)   $    (37,974)
                               =======  =======  ===========    ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

MIRACLE MOUNTAIN INTERNATIONAL, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

CASH FLOW FROM OPERATING ACTIVITIES:
  Net loss...........................................................  $(130,629)
  Adjustments to reconcile net loss to net
    cash used by operating activities:
      Depreciation and amortization..................................      1,926
      Changes in assets and liabilities which provided (used) cash:
        Inventory....................................................     (2,186)
        Other assets.................................................       (725)
        Accounts payable.............................................      1,558
        Accrued expenses.............................................     18,823
        Interest payable.............................................      1,318
                                                                       ---------
          Net cash used in operating activities......................   (109,915)
                                                                       ---------
CASH FLOWS FROM INVESTING ACTIVITIES -
  Purchases of property and equipment................................    (41,824)
                                                                       ---------
CASH FLOW FROM FINANCING ACTIVITIES:
  Proceeds from capital contributions................................     92,655
  Proceeds from notes payable........................................     65,253
  Payment on notes payable...........................................     (2,835)
                                                                       ---------
          Net cash provided by financing activities..................    155,073
                                                                       ---------

NET INCREASE IN CASH.................................................      3,334

BEGINNING CASH BALANCE...............................................          -
                                                                       ---------

ENDING CASH BALANCE..................................................  $   3,334
                                                                       =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for interest.............................  $      85
                                                                       =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

MIRACLE MOUNTAIN INTERNATIONAL, INC.

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF BUSINESS - The Company is engaged in marketing nutritional supplements through a multi-level sales organization of independent sales associates developed by the Company. During the first three months of operations, the Company primarily paid start-up expenses relating to organization and recruitment of sales associates. The Company did not have significant sales until April of 1995.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    REVENUE RECOGNITION - Revenue is recognized when goods are shipped.

    INVENTORY - Inventory consists of consumer product inventory. Inventory is stated at the lower of cost or market. Cost is determined on a first-in, first-out method.

    PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost. Property and equipment are depreciated over five years using a straight-line basis.

    INCOME TAXES - The Company recognizes an asset and liability approach for accounting for income taxes. Deferred income taxes are recognized for the tax consequences of temporary differences and carryforwards by applying enacted tax rates applicable to future years to differences between the financial statement amounts and the tax bases of existing assets and liabilities. A valuation allowance is to be established if it is more likely than not that some portion of the deferred tax asset will not be realized.

2.  PROPERTY AND EQUIPMENT

    Property and equipment consists of the following at December 31, 1995:


      Office furniture, fixtures, and equipment........ $41,824

      Accumulated depreciation and amortization........  (1,926)

      Total property, net.............................. $39,898
                                                        =======

3.  NOTES PAYABLE TO STOCKHOLDERS

    The Company has a note payable to a stockholder and director in the amount of $56,253 as of December 31, 1995. This note is due on demand and bears interest at 9.0%. No principal or interest payments were made on the note during the year ended December 31, 1995.

    The Company is also making note payments to a bank on behalf of a stockholder and director in exchange for an advance of $9,000. The principal balance of the note at December 31, 1995 is $6,165. Payments of principal and interest totaling $2,835 and $85, respectively, were made during the year. No written agreement exists between the parties.

4.  LEASE AGREEMENTS

    The Company leases office space under a cancelable operating lease. The Company can cancel the lease with 30 days written notice. The lease terms provide for monthly payments of $825.

    Additionally, the Company leases office equipment under separate operating leases. The leases are cancelable at any time by the Company. The lease terms provide for combined monthly payments of $441.

    Rental expense under operating leases for the year ended December 31, 1995 was $16,535.

5.  RELATED PARTIES

    Certain stockholders and directors receive commissions on revenue of the Company. Such commissions are recognized as compensation to the stockholders and directors and are included in selling expense. Total commissions paid to stockholders and directors during 1995 totaled approximately $27,000.

6.  INCOME TAXES

    The Company experienced a net loss for the year ended December 31, 1995 and consequently paid no income tax.

    The Company has a net operating loss carryforward at December 31, 1995 totaling approximately $130,000 which is available to reduce Federal income tax in future periods and will expire in 2010. Management has determined that it is not more likely than not that the Company will be able to realize the tax benefits from the net operating loss carryforward and has, therefore, provided a valuation allowance of approximately $44,000 to fully reserve the net deferred tax asset.

7.  SUBSEQUENT EVENTS

    On June 20, 1996, the Company's stockholders exchanged 100% of their outstanding stock in the Company for a total of 200,000 shares of common stock of Advantage Marketing Systems, Inc. ("AMS"). As part of the agreement, AMS withheld 40,000 shares which will be delivered 120 days after closing, provided that liabilities of the Company, which will be assumed by AMS, do not exceed $19,000. Upon delivery, the shares withheld will be reduced by one share for every $.88 of liabilities in excess of $19,000. Also, the agreement provides that certain officers, directors and stockholders will not compete with AMS for a limited time .

                                  * * * * * *

MIRACLE MOUNTAIN INTERNATIONAL, INC.
BALANCE SHEETS, MARCH 31, 1996 AND DECEMBER 31, 1995
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARCH 31,    DECEMBER 31,
                                                                   1996           1995
                                                                 ---------      ---------
ASSETS
CURRENT ASSETS:
    Cash.......................................................  $     -        $   3,334
    Inventory..................................................      3,193          2,186
                                                                 ---------      ---------
        Total current assets...................................      3,193          5,520
                                                                 ---------      ---------

PROPERTY AND EQUIPMENT, net of accumulated
    depreciation of $4,017 in 1996 and $1,926 in 1995..........     37,807         39,898

OTHER ASSETS...................................................        725            725
                                                                 ---------      ---------
TOTAL ASSETS...................................................  $  41,725      $  46,143
                                                                 =========      =========
LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
    Bank overdrafts............................................  $     513   $      -
    Accounts payable...........................................      8,238          1,558
    Accrued expenses...........................................     16,284              -
    Accrued commissions........................................          -         16,477
    Accrued payroll taxes......................................          -          2.346
    Interest payable...........................................      2,584          1,318
    Notes payable to related parties...........................     62,174         62,418
                                                                 ---------      ---------
            Total current liabilities..........................     89,793         84,117

STOCKHOLDERS' DEFICIENCY:
    Common stock - no par value; authorized 1,000,000 shares;
        issued and outstanding 200,000 shares..................     92,655         92,655
    Accumulated deficit........................................   (140,723)      (130,629)
                                                                 ---------      ---------
        Total stockholders' deficiency.........................    (48,068)       (37,974)
                                                                 ---------      ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.....................  $  41,725      $  46,143
                                                                 =========      =========


                       SEE NOTES TO FINANCIAL STATEMENTS.

MIRACLE MOUNTAIN INTERNATIONAL, INC.
STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1995
(UNAUDITED)
--------------------------------------------------------------------------------

                                    FOR THE THREE MONTHS ENDED
                                             MARCH 31,
                                        --------------------
                                         1996          1995
                                       --------      --------

REVENUE..............................  $122,248      $ 18,446

EXPENSES:
    Products.........................    39,602         8,016
    Selling..........................    67,343        18,120
    General and administrative.......    24,131        24,852
    Interest expense.................     1,266           118
                                       --------      --------
        Total........................   132,342        51,106
                                       --------      --------
NET LOSS.............................  $(10,094)     $(32,660)
                                       ========      ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

MIRACLE MOUNTAIN INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 1996 AND 1995
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                     MARCH 31,   MARCH 31,
                                                                       1996        1995
                                                                     --------    --------

CASH FLOW FROM OPERATING ACTIVITIES:

Net loss............................................................  $(10,094)   $(32,660)
Adjustments to reconcile net loss to net cash
    provided (used) by operating activities:
    Depreciation and amortization...................................     2,091         151
    Changes in assets and liabilities which provided (used) cash:
        Inventory...................................................    (1,007)     (4,435)
        Other assets................................................         -        (725)
        Interest payable............................................     1,266         113
        Accounts payable and accrued expenses.......................     4,654       3,955
                                                                      --------    --------
    Net cash used by operating activities...........................    (3,090)    (33,601)
                                                                      --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of property and equipment..................................         -      (3,022)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from notes payable.........................................         -       5,000
Payment on note payable.............................................      (244)          -
Proceeds from capital contributions.................................         -      32,655
                                                                      --------    --------
    Net cash provided (used) by financing activities................      (244)     37,655
                                                                      --------    --------

NET INCREASE (DECREASE) IN CASH.....................................    (3,334)      1,032

BEGINNING CASH BALANCE..............................................     3,334           -
                                                                      --------    --------

ENDING CASH BALANCE................................................. $     -      $  1,032
                                                                     =========    ========

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING
 AND FINANCING ACTIVITIES:

Property and equipment acquired by capital lease....................  $  6,700    $ 42,815
                                                                      ========    ========



                       SEE NOTES TO FINANCIAL STATEMENTS.

MIRACLE MOUNTAIN INTERNATIONAL, INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

1.  UNAUDITED INTERIM FINANCIAL STATEMENTS

    The unaudited financial statements and related notes have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations. The accompanying financial statements and related notes should be read in conjunction with the audited financial statements of the Company, and notes thereto, for the fiscal year ended December 31, 1995.

    The information furnished reflects, in the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the results of the interim periods presented. Operating results of the interim period are not necessarily indicative of the amounts that will be reported for the fiscal year ending December 31, 1996.

2.  ACCOUNTING POLICIES ADOPTED

    The Company has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 ("SFAS 123"), Accounting for Stock-Based Compensation. SFAS 123 requires expanded disclosures of stock-based compensation arrangements with employees and encourages, but does not require, compensation costs to be measured based on the fair value of the equity instrument awarded. Companies are permitted, however, to continue to apply APB Opinion No. 25, which recognizes compensation cost based on the intrinsic value of the equity instrument awarded. The Company will continue to apply APB Opinion No. 25 to its stock-based compensation awards to employees and will disclose the required proforma effect on net income and earnings per share. No options or warrants were issued during the first quarter of 1996.

    The Company has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 121 ("SFAS 121"), Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. SFAS 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles and goodwill related to such assets. Management does not believe this pronouncement will have a material effect on the Company's financial statements.

3.  SUBSEQUENT EVENTS

    Pursuant to a Stock Purchase Agreement having an effective date of May 31, 1996 (the "Purchase Agreement"), the Company was acquired by Advantage Marketing Systems, Inc., an Oklahoma corporation ("AMS") and became a wholly-owned subsidiary of AMS. All liabilities of the Company, other than commissions payable to associates, were assumed by certain of the Company's former shareholders, and certain officers, directors and stockholders were required to sign agreements not to compete with AMS.

                       ADVANTAGE MARKETING SYSTEMS, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1996


                                                                   HISTORICAL
                                                      ------------------------------------
                                                        ADVANTAGE
                                                        MARKETING       MIRACLE MOUNTAIN
                                                      SYSTEMS, INC.   INTERNATIONAL ,INC.
                                                      --------------  --------------------
                                                        MARCH 31,          MARCH 31,         PRO FORMA          PRO FORMA
                                                           1996               1996          ADJUSTMENTS          COMBINED
                                                      --------------  --------------------  ------------       ------------
ASSETS
------
CURRENT ASSETS:
    Cash.............................................   $   223,775   $    -                $     -            $   223,775
    Receivables - net of allowance of $27,434........        22,365                     -             -             22,365
    Receivable from affiliate........................        59,757                     -             -             59,757
    Inventory........................................       160,572                 3,193             -            163,765
    Prepaid expenses.................................         4,810                     -             -              4,810
                                                        -----------             ---------                      -----------
        Total current assets.........................       471,279                 3,193             -            474,472
                                                        -----------             ---------     ---------        -----------
COMMISSION ADVANCES TO RELATED
    PARTIES - NONCURRENT.............................         1,790                     -             -              1,790
RECEIVABLES - NONCURRENT.............................        20,972                     -             -             20,972
PROPERTY AND EQUIPMENT, net..........................       159,136                37,807             -            196,943
OTHER ASSETS.........................................        84,148                   725             -             84,873
GOODWILL.............................................             -                     -        99,413   (a)       99,413
COVENANT NOT TO COMPETE..............................             -                     -        60,000   (a)       60,000
                                                        -----------             ---------     ---------        -----------
TOTAL ASSETS.........................................   $   737,325             $  41,725     $ 159,413        $   938,463
                                                        ===========             =========     =========        ===========

LIABILITIES & STOCKHOLDERS'
---------------------------
    EQUITY (DEFICIENCY)
    -------------------
CURRENT LIABILITIES:
    Bank overdrafts..................................   $        -              $     513   $                  $       513
    Accounts payable.................................       145,187                 8,238                          153,425
    Accrued expenses.................................       225,318                16,284                          241,602
    Accrued interest expense.........................             -                 2,584        (2,584)  (b)            -
    Accrued promotion expense........................       108,990                     -             -            108,990
    Notes payable:
        Stockholder..................................        64,648                62,174       (62,174)  (b)       64,648
        Other........................................        12,370                     -             -             12,370
    Current obligations under capital lease..........        23,839                     -             -             23,839
                                                        -----------             ---------     ---------        -----------
            Total current liabilities................       580,352                89,793       (64,758)           605,387
LONG-TERM LIABILITIES:
    Notes payable - other............................        26,232                     -             -             26,232
    Capital lease....................................        74,265                     -             -             74,265
                                                        -----------             ---------     ---------        -----------
            Total long-term liabilities..............       100,497                     -             -            100,497
                                                        -----------             ---------     ---------        -----------
TOTAL LIABILITIES....................................       680,849                89,793       (64,758)           705,884
                                                        -----------             ---------     ---------        -----------
STOCKHOLDERS' EQUITY (DEFICIENCY):
    Preferred stock - $.0001 par value; authorized
        5,000,000 shares; none issued................             -                     -             -                  -
    Common stock - $.0001 par value; authorized
        495,000,000 shares; 16,985,524 shares
        issued and outstanding.......................         1,698                92,655        64,758   (b)
                                                                                               (157,413)  (a)
                                                                                                     16   (c)        1,714
    Paid-in capital..................................     1,858,396                     -       176,087   (c)    2,034,483
    Accumulated deficit..............................    (1,803,618)             (140,723)      140,723   (a)   (1,803,618)
                                                        -----------             ---------     ---------        -----------
        Total stockholders' equity (deficiency)......        56,476               (48,068)      224,171            232,579
                                                        -----------             ---------     ---------        -----------
TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY.............................   $   737,325             $  41,725     $ 159,413        $   938,463
                                                        ===========             =========     =========        ===========

      SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                       ADVANTAGE MARKETING SYSTEMS, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995

                                                            HISTORICAL
                                              ---------------------------------------
                                                  ADVANTAGE            MIRACLE
                                                  MARKETING            MOUNTAIN
                                                SYSTEMS, INC.    INTERNATIONAL, INC.    PRO FORMA          PRO FORMA
                                              DECEMBER 31, 1995   DECEMBER 31, 1995    ADJUSTMENTS         COMBINED
                                              -----------------  --------------------  ------------       -----------
                                                                                       Note 2

REVENUES:
  Programs.......................................   $ 4,382,935            $ 277,366   $         -        $ 4,660,301
  Promotional material...........................       109,733                    -             -            109,733
  Other..........................................        25,535                    -             -             25,535
                                                    -----------            ---------   -----------        -----------

            Total revenues.......................     4,518,203              277,366             -          4,795,569
                                                    -----------            ---------   -----------        -----------

COSTS AND EXPENSES:
  Programs.......................................     1,094,157              103,217             -          1,197,374
  Promotional material...........................        92,087                    -             -             92,087
  Selling........................................     2,201,510              145,650             -          2,347,160
  General and administration.....................       857,743              157,725        27,534   (d)    1,043,002
  Interest expense...............................        22,998                1,403             -             24,401
                                                    -----------            ---------   -----------        -----------

            Total expenses.......................     4,268,495              407,995        27,534          4,704,024
                                                    -----------            ---------   -----------        -----------

NET INCOME (LOSS)................................   $   249,708            $(130,629)     $(27,534)       $    91,545
                                                    ===========            =========   ===========        ===========

Weighted average common shares outstanding.......    21,301,441                            160,000   (c)   21,461,441

Net income per common share......................         $0.01                                                   NIL


      SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                       ADVANTAGE MARKETING SYSTEMS, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996


                                                           HISTORICAL
                                              ------------------------------------
                                                ADVANTAGE           MIRACLE
                                                MARKETING           MOUNTAIN
                                              SYSTEMS, INC.   INTERNATIONAL, INC.    PRO FORMA          PRO FORMA
                                              MARCH 31, 1996     MARCH 31, 1996     ADJUSTMENTS         COMBINED
                                              --------------  --------------------  ------------       -----------
                                                                                       Note 2

REVENUES:
  Programs....................................   $ 1,255,889             $122,248   $         -        $ 1,378,137
  Promotional material........................        62,684                    -             -             62,684
  Other.......................................        13,876                    -             -             13,876
                                                 -----------             --------   -----------        -----------

            Total revenues....................     1,332,449              122,248             -          1,454,697
                                                 -----------             --------   -----------        -----------

COSTS AND EXPENSES:
  Programs....................................       302,879               39,602             -            342,481
  Promotional material........................        35,745                    -             -             35,745
  Selling.....................................       683,164               67,343             -            750,507
  General and administration..................       221,598               24,131         6,883   (d)      252,612
  Interest expense............................         7,359                1,266             -              8,625
                                                 -----------             --------   -----------        -----------

            Total expenses....................     1,250,745              132,342         6,883          1,389,970
                                                 -----------             --------   -----------        -----------

NET INCOME (LOSS).............................   $    81,704             $(10,094)  $    (6,883)  (c)  $    64,727
                                                 ===========             ========   ===========        ===========

Weighted average common shares outstanding....    24,588,424                            160,000         24,748,424

Net income per common share...................           NIL                                                   NIL


      SEE NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                       ADVANTAGE MARKETING SYSTEMS, INC.
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  BASIS FOR PRESENTATION

    The pro forma balance sheet and statement of income present the pro forma effects of the acquisition by the Company of the issued and outstanding capital stock of Miracle Mountain International, Inc., a Colorado corporation ("MMI"), and MMI became a wholly-owned subsidiary of the Company (the "MMI Acquisition"), pursuant to a Stock Purchase Agreement with an effective date of May 31, 1996, (the "Purchase Agreement"). MMI is a multi-level marketer of various third-party manufactured nutritional supplement products. Pursuant to the Purchase Agreement and in connection with the MMI Acquisition, the Company issued and delivered to the shareholders of MMI 160,000 shares of Common Stock. In addition, the Company agreed to issue and deliver an additional 40,000 shares of Common Stock to the shareholders of MMI on or before December 17, 1996, pending determination of certain liabilities.

    The accompanying unaudited pro forma statement of income is presented assuming the MMI Acquisition occurred or was consummated on the first day of the period presented. The unaudited pro forma consolidated balance sheet as of March 31, 1996, is presented assuming the MMI Acquisition occurred or was consummated on such date. The historical information presented for the Company and MMI as of December 31, 1995, is derived from the audited financial statements of the Company and MMI as of such date.

    The pro forma financial information presented in the unaudited pro forma financial statements is not necessarily indicative of the financial position and results of operations that would have been achieved had the assets and liabilities been owned by a single corporate entity. The results of operations presented in the unaudited pro forma statement of income are not necessarily indicative of the consolidate results of future operations of the Company following consummation of the MMI Acquisition.

2.  ADJUSTMENTS

    The accompanying unaudited pro forma consolidated financial statements have been adjusted to record and give effect to the following:

     (a) The excess of the purchase price of $176,103, which includes $56,103 of transaction costs, over the $16,690 fair market value of assets of MMI, net of liabilities, has been allocated $99,413 to goodwill and $60,000 to the covenant not to compete, amortizable over a seven year and four and one-half year period, respectively;

     (b) Conversion of $62,174 shareholder note payable and associated accrued interest to common stock of MMI prior to consummation of the MMI Acquisition;

     (c) Issuance of 160,000 shares of Common Stock of the Company in exchange for the issued and outstanding capital stock of MMI;

     (d) Amortization of goodwill over seven years, $14,201 and $3,550 for the year ended December 31, 1995, and for the three months ended March 31, 1996, respectively. Amortization of the covenant not to compete over
         4.5 years, $13,333 and $3,333 for the year ended December 31, 1995, and for the three months ended March 31, 1996, respectively.

3.  NET INCOME PER SHARE

     Pro forma per share calculations for the Company are based upon the number of shares of Common Stock to be outstanding after giving effect to the MMI Acquisition.